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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 18, 1996



                           VECTRA BANKING CORPORATION
               (Exact name of registrant as specified in charter)



                                    COLORADO
                 (State or other jurisdiction of incorporation)

0-23622                                                              84-108773
(Commission                                                   (I.R.S. Employer
File Number)                                               Identification No.)




                      1650 SOUTH COLORADO BLVD., SUITE 220
                            DENVER, COLORADO  80222
          (Address of principal executive offices, including zip code)





                                 (303) 782-7440
              (Registrant's telephone number, including area code)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On June 18, 1996 the Registrant completed its acquisition of Bank Land Co., a Denver, Colorado based bank holding company. Reference is made to the Registration Statement on Form S-4 of the Registrant, No. 333-3248, which was declared effective by the Securities and Exchange Commission on June 4, 1996. Such Registration Statement is incorporated herein by reference, and contains information relating to the manner of the acquisition, a brief description of the nature and amount of consideration given and the principles followed in determining the amount of consideration.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Reference is made to the Registration Statement on Form S-4 of the Registrant, No. 333-3248, which was declared effective by the Securities and Exchange Commission on June 4, 1996 (the "Registration Statement"). The financial statements in the Registration Statement relating to the acquisition are incorporated herein by reference, and constitute all of the required financial statement disclosure required by this Form 8-K.





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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           VECTRA BANKING CORPORATION


June 27, 1996                              By /s/ Ray L. Nash
                                              -----------------------------
                                               Ray L. Nash, Chief Financial
                                                Officer and authorized signatory






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